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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 30, 2004

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                               OMNICOM GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

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          New York                       1-10551                  13-1514814
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

        437 Madison Avenue, New York, NY                            10022
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrants' telephone number, including area code: (212) 415-3600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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      Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

      |_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under Securities Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

      In connection with the expiration, on November 23, 2004, of the consent solicitation commenced on November 10, 2004 by Omnicom Group Inc. ("OGI"), Omnicom Capital Inc. ("OCI") and Omnicom Finance Inc. ("OFI" and together with OGI and OCI, the "Issuers") to attain consents to amend the indenture under which the Issuers' Liquid Yield Option(TM) Notes due 2031 (the "Notes") were issued (the "Indenture"), the Issuers and JPMorgan Chase Bank, N.A. (the "Trustee") entered into the Third Supplemental Indenture (the "Third Supplemental Indenture"), dated as of November 30, 2004, among the Issuers and the Trustee, which is binding on all holders of the Notes ("Noteholders"). Pursuant to the Third Supplemental Indenture, the Issuers agree (i) to surrender their right to pay Noteholders who are converting their Notes pursuant to
Article 10 of the Indenture with shares of common stock of OGI and (ii) to modify the method by which Contingent Cash Interest is determined.

      The description of the Third Supplemental Indenture is not complete and is qualified in its entirety by the full text of such document, which is Exhibit
4.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit
Number            Description
-------           --------------------------------------------------------------
4.1               Third Supplemental Indenture, dated November 30, 2004, among
                  Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc.
                  and JPMorgan Chase Bank, N.A.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OMNICOM GROUP INC.

                                            By: /s/ PHILIP J. ANGELASTRO
                                                --------------------------------
                                                Name:  Philip J. Angelastro
                                                Title: Senior Vice President and
                                                       Controller

Date: December 2, 2004


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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           --------------------------------------------------------------
4.1               Third Supplemental Indenture, dated November 30, 2004, among
                  Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc.
                  and JPMorgan Chase Bank, N.A.


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